ESSEX AGGRESSIVE GROWTH FUND
________________________

Annual Report
October 31, 2000
ESSEX AGGRESSIVE GROWTH FUND

Annual Report
October 31, 2000


TABLE OF CONTENTS

	Begins
	on Page
Letter to Shareholders  		1
Portfolio Managers' Comments 		2
Summary of Industry Weightings and Top Ten Holdings
	3
Schedule of Portfolio Investments 		4
	Detailed portfolio listings by security type and
industry sector,
		as valued at October 31, 2000
Financial Statements:
	Statement of Assets and Liabilities 		6
		Fund balance sheet, net asset value (NAV) per
share
computation and
			cumulative undistributed amounts
	Statement of Operations 		7
		Detail of sources of income, Fund expenses, and
realized and unrealized
			gains (losses) during the year
	Statement of Changes in Net Assets 		8
		Detail of changes in Fund assets for the year
tc "
	Detail of changes in Fund assets for the year"
Financial Highlights 		9
	Net asset value, total return, expense ratios,
turnover ratio and
net assets
Notes to Financial Statements 		10
	Accounting and distribution policies, details of
agreements and
		transactions with Fund management and
affiliates.
Report of Independent Accountants 		13

Dear Fellow Shareholders:
I am happy to report that the first full year of operation of Essex
Aggressive Growth Fund has been a success from many standpoints. Most importantly, the Fund provided a healthy return for shareholders during the year. Its 69.40% return greatly exceeded the 6.10% return of the S&P
500r Index for the same period. As I mentioned in our first semi-annual report, the timing of the Fund's launch was fortunate in that it was just in time to take advantage of the dramatic appreciation of "growth" stocks during November and December of 1999. While 2000 has provided an extremely challenging and volatile investment environment, I believe, from a somewhat independent viewpoint, that the management team at Essex has done an outstanding job this year. Following the initial run-up, the
Fund appreciated another 15.32% during the first ten months of 2000 while the S&P 500 index lost 1.81%. In addition, despite a fair amount of maneuvering in order to take advantage of the portfolio holdings' rapid price fluctuations, Essex was able to effectively manage the realized capital gains position so that the Fund will not need to make any taxable capital gains distributions this year. Even though tax efficiency is not one of the
Fund's stated goals, the managers' efforts and skill at managing capital gains is noteworthy. The management team has written a brief review of its strategy and results, which is presented on the following page.
The table below shows the average annual total returns for the Essex
Aggressive Growth Fund, S&P 500 Index and Russell 3000r
Index.

Weekday	Year End	GNEG	S&P 500	Russell 3000
29-Oct-99		$10,000	$10,000	$10,000
30-Nov-99	Nov-99	$12,150	$10,203	$10,280
31-Dec-99	Dec-99	$14,690	$10,804	$10,936
31-Jan-00	Jan-00	$15,150	$10,261	$10,507
29-Feb-00	Feb-00	$19,990	$10,067	$10,604
31-Mar-00	Mar-00	$17,230	$11,052	$11,435
28-Apr-00	Apr-00	$15,100	$10,719	$11,032
31-May-00	May-00	$14,060	$10,500	$10,722
30-Jun-00	Jun-00	$16,500	$10,758	$11,040
31-Jul-00	Jul-00	$15,770	$10,590	$10,845
31-Aug-00	Aug-00	$18,170	$11,248	$11,649
29-Sep-00	Sep-00	$19,340	$10,654	$11,122
31-Oct-00	Oct-00	$16,940	$10,609	$10,963


In addition to the Fund, this year Managers AMG Funds established a second Fund, the Frontier Growth Fund. This new Fund is also being managed by experienced institutional portfolio managers working within an AMG affiliate firm, Frontier Capital Management Company,
LLC.  There
are two additional Managers AMG Funds currently in the offing. For more information and a prospectus, including fees and expenses, for any of these Funds, please visit our website at www.managersamg.com or call 1-
800-835-3879. Read the prospectus carefully before you invest.
I am also pleased to point out that as the Fund family expands we have expanded and improved the information available to investors via our
Internet website. In addition to being able to view current and historical net asset value per share, quarterly fact sheets and month-end holdings reports, investors are now able to get details about their specific accounts on the Internet. As always, we post any news or other pertinent information about the Funds as soon as applicable.
In addition to the discussion of the Essex Aggressive
Growth Fund's
performance during the year, this report contains a detailed listing of the investment portfolio and financial statements. Should you have any questions about this report, please feel free to contact us at 1-800-835-
3879, or visit the website.
We thank you for your investment in Managers AMG Funds.
				Sincerely,
The Fund performed well during its first full year of operation despite an exceedingly volatile and challenging market environment.
While the market's
volatility was visible in most broad market indices, it was particularly apparent in the huge performance swings exhibited in the NASDAQ Composite index which is heavily weighted in technology and other growth oriented companies.
These swings were not the result of fundamental earnings volatility or weakness by the component companies of the NASDAQ, which in general had good growth in
1999 and again in 2000. Rather, it was mainly due to the companies marginally exceeding or failing to meet extremely high, yet fragile expectations. On a more general note, the historically high valuations, an aggressive interest rate posture by the Federal Reserve Board and the uncertain political situation also contributed to this volatility.
The management of the Fund, in this difficult environment, depended upon Essex's research capabilities which, attempted to look through short-term fluctuations and concentrate on selecting stocks of companies that had the prospects of becoming the "best of breed," as well as being forecasted to have substantial growth and sustainable revenues, cash flow and/or earnings.
This is, as you
know, Essex's philosophy of investing and has served our clients well over a period of years.
The specific structure of the portfolio was and is heavily oriented toward growth areas such as technology and health, but we also tried to find those
"best of breed" companies in sectors such as energy, consumer and finance. For example at its inception, smaller capitalization technology stocks associated with the Internet and telecommunications dominated the Fund. As these stocks became more widely accepted by others in the investment world, valuations soared. At the same time, it became evident that a number of those companies were not going to become profitable for a number of years, if ever. The Fund therefore sold the dot-com companies and avoided the disaster that accompanied the proliferation of these newly public companies.
However, our belief that the Internet would remain a significant factor in our lives led us to maintain our investment in the business-to-business and enterprise software areas. We also remained convinced that wireless telecommunication would show significant growth over the years, and therefore, held major positions in that sector. The stock market decline in March and
April affected all stocks, but severely impacted the valuations of the technology stocks. While this hurt the Fund for a few months, the "best of breed" companies in the portfolio rebounded for the rest of the fiscal year while many of the borderline companies we sold have never come back.
We also implemented a policy of greater diversification beginning in January and
February and accelerating during the March and April decline. This involved investing in larger, better capitalized companies as well as diversifying into other areas such as consumer, finance and energy, particularly natural gas.
These investments proved propitious as the economy slowed, having a greater negative impact on smaller technology companies than the companies into which we diversified.
Currently, we have maintained this diversification and the portfolio is postured to reflect the objective of the Fund, which, as you remember from reading the prospectus, is to invest in growth companies to achieve long-term capital appreciation with all of the attendant risks this entails.
We are pleased that the results for this first year were 69.40% versus 6.10% for the S&P 500 and 13.79% for the NASDAQ. One year is too short a time period to measure the Fund; however, we feel that by dedicating ourselves to the philosophy and process that has been historically successful at Essex, our results over the long-term will prove rewarding for all fellow shareholders.


				Essex Investment Management
Company, LLC
Major Sectors		Fund Weighting
Information Technology		44.5	%
Health Care		25.6
Energy		10.7
Utilities		7.5
Other		5.4
Financials		4.0
Consumer Staples		2.1
Telecommunication Services		0.7
Security Name		Fund Weighting
Polycom, Inc.		4.4	%
Protein Design Labs, Inc.		3.6
Anadarko Petroleum Corp.		3.4
Palm, Inc.		3.4
Enron Corp.		3.2
PE Corp., PE Biosystems Group		3.0
Openwave Systems Inc.		2.9
SpeechWorks International Inc.		2.9
QLT PhotoTherapeutics, Inc.		2.9
Brocade Communications Systems, Inc.		2.9


Common Stocks - 95.1%
Consumer Staples - 2.1%
Adolph Coors Co.	110,500	 	7,037,469
Energy - 10.7%
Anadarko Petroleum Corp.	176,500	 	11,304,825
Apache Corp.	70,000	 	3,871,875
Barrett Resources Corp.*	187,100	 	6,805,763
Phillips Petroleum Company	113,100	 	6,983,925
R&B Falcon Corp.*	265,000	 	6,625,000
	Total Energy			35,591,388
Financials - 4.0%
American International Group, Inc.	68,250	 	6,688,500
State Street Corp.	52,400	 	6,536,376
	Total Financials			13,224,876
Health Care - 25.6%
Charles River Laboratories International, Inc.*	270,700	 	7,105,875
Durect Corporation*	276,900	 	4,257,338
Esperion Therapeutics, Inc.*	276,900	 	3,772,763
Genentech, Inc. *	95,000	 	7,837,500
Medtronic, Inc.	150,000	 	8,146,875
PE Corp., PE Biosystems Group	84,000	 	9,828,000
Protein Design Labs, Inc.*	88,600	 	11,966,537
QLT PhotoTherapeutics, Inc.*	191,530	 	9,516,647
Sepracor, Inc.*	55,400	 1	3,774,125
Serono SA, Sponsored ADR*	263,300	 	5,957,162
Teva Pharmaceutical Ind., Ltd., Sponsored ADR	92,000	 	5,439,500
Tularik, Inc.*	110,500	 	3,501,469
XOMA Ltd.*	330,800	 	4,031,625
	Total Health Care			85,135,416
Information Technology - 44.5%
Advantage Learning Systems, Inc.*	148,900	 	4,420,469
Ariba, Inc.*	58,320	 	7,366,545
BEA Systems, Inc.*	115,200	 	8,258,400
Broadcom Corp., Class A*	23,310	 	5,182,104
Brocade Communications Systems, Inc.*	41,660	 	9,472,442
Ciena Corp.*	34,600	 1	3,635,162
GlobeSpan, Inc.*	58,600	 	4,493,887
i2 Technologies, Inc.*	47,940	 	8,146,804
Juniper Networks, Inc.*	16,800	 	3,287,550
Maxim Integrated Products, Inc.*	30,100	 	1,994,125
Micromuse, Inc.*	29,600	 	5,022,750
ONI Systems Corp.*	38,400	 1	3,112,800
Openwave Systems Inc. (formerly "Phone.Com") *	104,920	 	9,711,657
Packard BioScience Co.*	180,000	 	2,958,750
Palm, Inc.*	207,900	 	11,135,644
Peco II, Inc.*	168,100	 	6,629,444
Polycom, Inc.*	223,220	 	14,481,398
Redback Networks, Inc.*	52,020	 	5,510,869
Research In Motion LTD*	31,000	 	3,100,000
Siebel Systems, Inc.*	38,200	 	4,008,612
SpeechWorks International Inc.*	115,400	 	9,628,688
Sun Microsystems, Inc.*	34,900	 	3,867,356
VeriSign, Inc.*	36,290	 	4,788,012
Waters Corp.*	110,000	 	7,981,875
	Total Information Technology
	148,195,343
Telecommunication Services - 0.7%
Aether Systems, Inc.*	29,040	 	2,339,535
Utilities - 7.5%
Calpine Corp.*	43,900	 	3,465,356
Enron Corp.	128,600	 	10,553,238
Southern Energy, Inc.*	256,440	 	6,987,990
TNPC, Inc.*	234,500	 	3,898,562
	Total Utilities			24,905,146
Total Common Stocks (cost $252,353,320)		316,429,173
Short-Term Investments - 6.7% 2
J.P. Morgan Institutional
	Prime Money Market Fund, 6.510%	10,859,090
	10,859,090
Harris Insight Money Market Fund, 6.590%	7,025,510	 	7,025,510
Navigator Securities Lending
Prime Porfolio, 6.770% 3	4,408,980	4,408,980
Total Short-Term Investments
	(cost $22,293,580)			22,293,580

Total Investments - 101.8%
	(cost $274,646,900)			338,722,753
Other Assets, less Liabilities - (1.8)%			(6,140,481)
Net Assets - 100.0%			332,582,272
Note:	Based on the cost of investments of $274,491,322 for federal income tax purposes at October 31, 2000, the aggregate gross unrealized appreciation and depreciation was $72,022,302 and $7,790,871, respectively, resulting in net unrealized appreciation on investments of $64,231,431.
	*	Non-income-producing securities.
	1	Some or all of these shares, amounting to a market value of
$4,804,636, or 1.4% of net assets, were out on loan to various brokers.
	2	Yield shown for each investment company represents the
October 31, 2000, seven-day average yield, which refers to the sum of the previous
seven days' dividends paid, expressed as an annual percentage.
	3	Collateral received from brokers for securities lending were invested in this short-term investment.
Investment Abbreviations:
ADR:	Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. Sponsored ADR's are initiated by the underlying foreign company.
Assets:
	Investments at value*			 $338,722,753
	Receivable for investments sold			 2,171,745

	Receivable for Fund shares sold			 689,832
	Dividends, interest and other receivables			 587,799
	Prepaid expenses			 16,624

		Total assets		 342,188,753

Liabilities:
	Payable upon return of securities loaned			 4,926,020

	Payable for investments purchased			 3,162,000

	Payable for Fund shares repurchased			 1,078,708

	Accrued expenses:
		Investment advisory and management fee
285,484
		Other		 154,269

		Total liabilities		 9,606,481

Net Assets				 $332,582,272

Shares outstanding				 19,634,021

Net asset value, offering and redemption
	price per share				$16.94

Net Assets Represent:
	Paid-in capital			 $275,024,105
	Accumulated net realized loss from investments

		and foreign currency transactions
(6,517,686)
	Net unrealized appreciation of investments
64,075,853

Net Assets				 $332,582,272

	*Investments at cost			 $274,646,900
Investment Income:
	Interest income			 $1,175,062
	Dividend income			 272,076
	Security lending fees			 68,997
	Foreign withholding tax			 (6,780)

		Total investment income		1,509,355

Expenses:
	Investment advisory and management fees
2,478,770
	Registration fees			 118,388
	Custodian 			 67,161
	Professional fees			 47,933
	Transfer agent			 43,148
	Trustees fees			 19,668
	Insurance			 12,102
	Miscellaneous			 11,401

		Total expenses before offsets		2,798,571
	Expense offsets			 (71,924)

	Net expenses			2,726,647

		Net investment loss 		(1,217,292)

Net Realized and Unrealized Gain (Loss):
	Net realized loss on investments and foreign
		currency transactions		 (21,727,516)
	Net unrealized appreciation of investments
64,075,853
	Net realized and unrealized gain
	42,348,337
Net Increase in Net Assets
	Resulting from Operations			 $41,131,045

	For the
					year ended
					October  31, 2000
Increase (Decrease) in Net Assets

From Operations:
	Net investment loss				 $(1,217,292)
	Net realized loss on investments and

		foreign currency transactions
	(21,727,516)
	Net unrealized appreciation of investments
	64,075,853
		Net increase in net assets
			resulting from operations
	41,131,045

From Capital Share Transactions:

	Proceeds from sale of shares
	371,914,762
	Cost of shares repurchased
	(80,563,535)

		Net increase from capital share transactions
	291,351,227

			Total increase in net assets
	332,482,272

Net Assets:
	Beginning of year				100,000

	End of year				 $332,582,272

Share Transactions:
	Sale of shares				24,758,447
	Shares repurchased				(5,134,426)

		Net increase in shares
	19,624,021

				For the year ended
						October 31, 2000

Net Asset Value,

	Beginning of Year
	$10.00


Income from Investment Operations:

	Net investment loss
	(0.06)
	Net realized and unrealized gain on investments
			7.00


			Total from investment operations
		6.94


Net Asset Value,

	End of Year
	$16.94


Total Return (a)
	69.40%


Ratio of net expenses to average net assets
			1.10%


Ratio of net investment loss to average net assets
			(0.49)%


Portfolio turnover
	160%


Net assets at end of year (000's omitted)
	$332,582




Expense Offsets (b)



Ratio of total expenses to average net assets
			1.13%


Ratio of net investment loss to average net assets
			(0.52)%




(a)			Total return would have been less absent the
expense offsets.


(b)			Ratio information assuming no reduction of Fund
expenses for the year ended October 31, 2000. (See Notes to Financial
Statements.)
	(1)	Summary of Significant Accounting Policies
Managers AMG Funds (the "Trust") is a no-load, open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to commencement of operations on November 1, 1999, the Fund has no operations other than the sale to Affiliated Managers Group, Inc.("AMG") of 10,000 shares of
the Fund for $100,000 on October 15, 1999.Currently, the Trust is comprised of three investment series, one of which, Essex Aggressive Growth Fund (the "Fund"), is included in this report.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following
is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Valuation of Investments
Equity securities listed on an exchange are valued at the last quoted sale price on
the exchange where such securities are principally traded on the valuation date
prior to the close of trading on the New York Stock Exchange ("NYSE"), or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market
quotations are readily available are valued at the last sale price or, lacking any
sales, at the last quoted bid price on that date prior to the close of trading on the
NYSE. Short-term investments, having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. Investments in other regulated investment companies are valued at their end of day net asset value per
share. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant
to procedures established by the Board of Trustees (the "Trustees").

(b)	Security Transactions
Security transactions are accounted for as of trade date.  Realized gains and losses
on securities sold are determined on the basis of identified cost.

(c)	Investment Income and Expenses
Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded
as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums when required for federal income tax purposes. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the
securities received.  Other income and expenses are recorded on an accrual basis.
Expenses which cannot be directly attributed to the Fund are apportioned among the Fund and other affiliated funds based upon their relative average net assets or
number of shareholders. The Fund has a "balance credit" arrangement with the custodian bank whereby the Fund is credited with an interest factor equal to
 0.75%
of the nightly Fed Funds rate for account balances left uninvested overnight.
  This
credit serves to reduce custody expenses that would otherwise be charged to the Fund. For the year ended October 31, 2000, under this arrangement the custody expense was reduced by $17,898.

(d)	Dividends and Distributions
Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses
deferred due to wash sales, contributed securities and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any relating to shareholder distributions will result in reclassifications to paid -in capital.

(e)	Federal Taxes
The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of
its taxable income and gains to its shareholders and to meet certain diversification
and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements

(f)	Capital Loss Carryovers
As of October 31, 2000, Essex Aggressive Growth Fund had accumulated net realized capital losses of $6,517,686. This amount may be used for Federal income
tax purposes to offset realized capital gains, if any, through October 31,
2008

(g)	Capital Stock
The Trust's Declaration of Trust authorizes for the issuance of an unlimited number of shares of beneficial interest, without par value.The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares are based on the valuation of those securities in accordance with the Fund's valuation of investment policy. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2000, one unaffiliated shareholder, an omnibus account, individually held 25% of the outstanding shares of the Fund.

(h) Repurchase Agreements
The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the
Fund's custodian.

If the seller defaults and the value of the collateral declines, or if bankruptcy
proceedings commence with respect to the seller of the security, realization of the
collateral by the Fund may be delayed or limited.

(2)	Agreements and Transactions with Affiliates
The Trust entered into an Investment Management Agreement under which The Managers Funds LLC (the "Investment Manager") a subsidiary of AMG, serves as investment manager to the Fund and is responsible for the Fund's overall administration and distribution. The Fund's investment portfolio is managed by Essex Investment Management Company, LLC ("Essex"), which serves pursuant to a Sub-Advisory Agreement by and between the Investment Manager and Essex with respect to the Fund. AMG owns a majority interest in Essex.

The Fund is obligated by its Investment Management
Agreement to pay an annual
management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Essex 1.00% of the average daily net assets of the Fund for its services as sub-adviser. Under the
Investment Management Agreement with the Fund, the
Investment Manager
provides a variety of administrative services to the Fund, and under its distribution agreement with the Fund, the Investment Manager provides a variety of shareholder and marketing services to the Fund. The
Investment Manager receives
no additional compensation from the Fund for these services. Pursuant to a
Reimbursement Agreement between the Investment
Manager and Essex, Essex
reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

The Investment Manager has contractually agreed, through at least April 30, 2001, to waive fees and pay or reimburse the Fund to the extent total expenses of the
Fund exceed 1.10% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.10% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the
Investment Manager, Essex from time to time may waive all or a portion of its fee.
In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. For the year ended October 31, 2000, the Investment Manager reimbursed the Fund $54,026.

The aggregate annual fee paid to each outside Trustee for serving as a Trustee of the Trust is $4,000. The Trustee fee expense shown in the financial statements represents the Fund's allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in the complex.

The Fund has adopted a distribution (12b-1) plan to pay for the marketing of shares of the Fund. Under the plan, the Board of Trustees may authorize payments at an annual rate of up to 0.25% of the Fund's average daily net assets.
The Trustees have not authorized the payment of any fees to date.

(3)	Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term securities, for the year ended October 31, 2000, were $650,699,749 and
$391,485,540, respectively.  There
were no purchases or sales of U.S. Government securities.

(4)	Portfolio Securities Loaned
The Fund may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers.
Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in money market funds by the custodian.
Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.
To the Board of Trustees of Managers AMG Funds and the Shareholders of
 Essex Aggressive Growth Fund:


In our opinion, the accompanying statement of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Essex Aggressive
Growth Fund (the "Fund") at
October 31, 2000, and the results of its operations, the changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31,
2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2000
				The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879
Sub-Adviser
Essex Investment Management Company, LLC
125 High Street
Boston, Massachusetts 02110
(617) 342-3200
Custodian
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109
Transfer Agent
Boston Financial Data Services, Inc.
attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682
Trustees
Jack W. Aber
William E. Chapman, II
Sean M. Healey*
Edward J. Kaier
Eric Rakowski
*Interested person.

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.